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                      SECURITIES AND EXCHANGE COMMISSION


                            WASHINGTON, D.C. 20549


                      ---------------------------------

                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

                               JANUARY 16, 1998
              (Date of Report - Date of earliest event reported)

                                --------------

                            Commission File Number

                          NATIONAL AUTO CREDIT, INC.
           (Exact name of registrants as specified in its charter)

          DELAWARE                                   34-1816760
(State or other jurisdiction of                   (I.R.S. Employer
incorporation or organization)                    Identification No.)

              30000 AURORA RD., SOLON, OHIO              44139
         (Address of principal executive offices)      (Zip code)

      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (440) 349-1000

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Item 4.  Changes in Registrant's Certifying Accountant
         ---------------------------------------------

        On January 16, 1998, Deloitte & Touche LLP ("DT") informed the Board of Directors of National Auto Credit, Inc. (the "Registrant") that it had resigned as their independent auditors. The Registrant is currently in the process of selecting independent accountants for its fiscal year ending January 31, 1998. The Registrant has placed no limitations on DT responding fully to inquiries of the successor accountant.

        The reports of DT on the Registrant's financial statements for each of the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

        In connection with its audits for the two most recent fiscal years and through January 16, 1998, there have been no disagreements between the Registrant and DT on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of DT would have caused them to make reference thereto in their report on the financial statements for such fiscal years.

        During the fiscal year ended January 31, 1997 and through January 16, 1998, there have been no reportable events as defined in Regulation S-K Item 304(a)(1)(v) except as follows:

        - On January 12, 1998, representatives of DT advised the President and the Chairman of the Board of the Registrant that DT had been advised by current and former employees of potentially improper activities that may affect the Registrant's financial accounting records. DT recommended that the Board of Directors conduct an investigation of these allegations and informed the Registrant that it had made no investigation of the information. On January 16, 1998, DT advised the Board of Directors and management of Registrant that information had come to the attention of DT that led DT to conclude that DT could no longer rely on management's representations and informed the Board of Directors and management of the Registrant that it had made no investigation of the information.

        - DT had previously communicated to the Registrant in a letter dated March 6, 1997 certain matters involving the internal control structure of the Company related to its self-insurance claims liability and loan loss reserves which DT considered to be reportable conditions under standards established by the American Institute of Certified Public Accountants.

        The Registrant has provided DT with a copy of the above disclosures which the Registrant is making in response to Item 304(a) of Regulation S-K and has requested that DT furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such disclosures. A copy of such letter dated January 20, 1998, is filed as Exhibit 1 to this Form 8-K.




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                                  SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     NATIONAL AUTO CREDIT, INC.
                                           (Registrant)

Date: January 20, 1998               /s/ Raymond Varcho
                                     -----------------------------------
                                     Vice President, General Counsel
                                     and Secretary


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                       [Deloitte & Touche LLP Letterhead]


January 20, 1998

Securities and Exchange Commission
Mail Stop 9-5
450 5th Street, N.W.
Washington, D.C. 20549

Dear Sirs/Madams:

We have read and agree with the comments in Item 4 of Form 8-K of National Auto Credit, Inc. dated January 20, 1998, except for the second sentence of the first paragraph and the last sentence of the fifth paragraph on which we have no basis to agree or disagree.

Yours truly,

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP